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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                OCTOBER 1, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


                 PENNSYLVANIA                              25-1435979
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                Identification No.)


                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)


                                 (412) 762-2000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)




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ITEM 5.   OTHER EVENTS

          In accordance with the Securities and Exchange Commission's ("SEC") Release No. 33-8176, "Conditions for Use of Non-GAAP Financial Measures," and the SEC's "Frequently Asked Questions Regarding the Use of Non-GAAP Financial Measures" dated June 13, 2003, a summary of reconciliations of non-GAAP financial measures included in the Corporation's 2002 Annual Report to Shareholders that was incorporated by reference into the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002, as amended, is attached hereto as
          Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith.


















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PNC FINANCIAL SERVICES GROUP, INC.
                                       (Registrant)

     Date: October 1, 2003             By:   /s/ Samuel R. Patterson
                                           ---------------------------------
                                             Samuel R. Patterson
                                             Controller































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                                  EXHIBIT INDEX


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Number   Description                                                  Method of Filing
------   -----------                                                  ----------------

99.1     Identification and reconciliation of non-GAAP financial       Filed Herewith
         measures included in The PNC Financial Services Group, Inc.
         Annual Report on Form 10-K for the year ended December 31,
         2002, as amended.

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